EXHIBIT 99.1
                                 ------------

                   Computational Materials prepared by GCM.

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

         RASTJAN A2-Yield

           Prepay Speed               0 PPC           50 PPC          100 PPC           150 PPC          200 PPC
            Delinq Rate                   0             0.00             0.00              0.00             0.00
Price        Price(32nd)              Yield            Yield            Yield             Yield            Yield
   99.2500        99-08             3.81726             3.92             3.92              3.99             4.07
   99.3750        99-12             3.80777             3.88             3.88              3.93             4.00
   99.5000        99-16             3.79831             3.85             3.85              3.88             3.92
   99.6250        99-20             3.78885             3.81             3.81              3.83             3.85
   99.7500        99-24             3.77941             3.78             3.78              3.78             3.78
   99.8750        99-28             3.76999             3.75             3.75              3.73             3.71
 100.0000        100-00             3.76058             3.71             3.71              3.68             3.64
 100.1250        100-04             3.75119             3.68             3.68              3.63             3.56
 100.2500        100-08             3.74181             3.64             3.64              3.57             3.49

               WAL (#yr)           18.84327             4.03             4.03              2.60             1.82
     Spread @ Center(bp)                -63           119.00           119.00            182.00           221.00

            First Princ          04/25/2019        38,954.00        38,954.00         38,681.00        38,497.00
             Last Princ          01/25/2026        40,142.00        40,142.00         39,350.00        38,923.00
               Mod Durn              13.247             3.66             3.66              2.43             1.73
          Maturity (#mo)                264            70.00            70.00             44.00            30.00

    Optional Redemption                  No               No               No                No               No





These Computational Materials should be
accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

       RASTJAN A1-Yield

           Prepay Speed               0 PPC           50 PPC          100 PPC           150 PPC          200 PPC
            Delinq Rate                   0             0.00             0.00              0.00             0.00
Price        Price(32nd)              Yield            Yield            Yield             Yield            Yield
 100.4375        100-14             2.68331             2.26             2.26              2.17             1.99
 100.5625        100-18             2.66678             2.16             2.16              2.05             1.83
 100.6875        100-22             2.65029             2.06             2.06              1.93             1.68
 100.8125        100-26             2.63382             1.96             1.96              1.81             1.52
 100.9375        100-30             2.61739             1.86             1.86              1.70             1.37
 101.0625        101-02             2.60098             1.76             1.76              1.58             1.21
 101.1875        101-06             2.58460             1.66             1.66              1.46             1.06
 101.3125        101-10             2.56825             1.56             1.56              1.34             0.91
 101.4375        101-14             2.55192             1.46             1.46              1.23             0.75

               WAL (#yr)            8.76778             1.27             1.27              1.07             0.81
     Spread @ Center(bp)               -115            52.00            52.00             44.00            22.00

            First Princ          02/25/2004        38,042.00        38,042.00         38,042.00        38,042.00
             Last Princ          04/25/2019        38,954.00        38,954.00         38,681.00        38,497.00
               Mod Durn               7.524             1.24             1.24              1.05             0.80
          Maturity (#mo)                183            31.00            31.00             22.00            16.00

    Optional Redemption                  No               No               No                No               No





These Computational Materials should be
accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.